EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of U.S. Helicopter Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George J. Mehm, Jr., Chief Financial Officer, Senior Vice President and Treasurer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to tHE best of my knowledge:

         1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 20, 2007


                                          /S/ GEORGE J. MEHM, JR.
                                         -------------------------------------
                                         George J. Mehm, Jr.
                                         Chief Financial Officer, Senior Vice
                                         President and Treasurer